Exhibit 99.20

              STANDBY AND SUBORDINATION AGREEMENT

     For valuable consideration, receipt of which is hereby acknowledged, and in consideration of the loans made this date by BERKSHIRE BANK, of 24 North Street, Pittsfield, Massachusetts 01201 (the "Bank") to PITTSFIELD MOLD & TOOL, INC., of 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower") in the amounts of $2,500,000.00 and $1,900,000.00, the undersigned, HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, TRUSTEES OF THE KIRCHNER FAMILY NOMINEE TRUST, HENRY A. KIRCHNER, BARBARA
J. KIRCHNER, HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, TRUSTEES OF THE HENRY A. KIRCHNER REVOCABLE TRUST, and HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, TRUSTEES OF THE BARBARA J. KIRCHNER REVOCABLE TRUST, agrees as follows:
     1. The undersigned hereby subordinates all indebtedness of the Borrower to the undersigned evidenced by $1,750,000.00 and $2,200,000.00 promissory notes of even date herewith (the "Subordinated Indebtedness"), to any and all indebtedness now or hereafter extended to and owed by the Borrower to the Bank (the "Senior Indebtedness"), and agrees not to demand, accept or receive any payment of principal upon account of the Subordinated Indebtedness, or any collateral therefore, without the approval in advance and in writing by the Bank, such approval to be exercised and given by the Bank in its sole and exclusive discretion. Notwithstanding the foregoing, so long as the Borrower shall not be in default of its obligation to the Bank pursuant to (a) promissory notes in the face amount of $2.5 million and $1.9 million, respectively, of even date, or (b) any other obligation to the Bank now or hereafter existing, the undersigned may collect scheduled installment payments, but may not collect any pre-payment of principal or accelerate the Subordinated Indebtedness without the Bank's prior written approval, such approval to be exercised and given by the Bank in its sole and exclusive discretion, unless the source of such payment is that certain Standby Letter of Credit issued on behalf of United Shields Corporation to Henry A. Kirchner and Barbara J. Kirchner, Trustees of The Kirchner Family Nominee Trust by First Citizens Bank, dated September 24, 1999 in the face amount of $250,000.00.
     2. In order to carry out the terms and the intent of this Agreement more effectively, the undersigned will do all acts and execute all further instruments necessary or convenient to preserve for the Bank the benefit of this Standby and Subordination Agreement.
     3. No action which the Bank, or the Borrower with the consent of the Bank, may take or refrain from taking with respect to any Senior Indebtedness, or any note or notes representing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Standby and Subordination Agreement or the obligations of the undersigned hereunder. If any Senior Indebtedness shall be extended or renewed, the provisions of this Standby and Subordination Agreement shall apply to said extended or renewed indebtedness.
     4. No waiver shall be deemed to be made by the Bank of any of its rights hereunder unless the same shall be in writing and such a waiver, if any, shall be a waiver only with respect to the specific instance involved, and it shall in no way impair the Bank's rights or the undersigned's obligations to it in any other respect or at any other time.
     5. This Standby and Subordination Agreement shall bind the undersigned and the undersigned's successors, assigns and legal representatives and shall inure to the benefit of the Bank and its successors and assigns.
     6. The undersigned further agrees that its mortgage on the real property of the Borrower and its security interest on the personal property of the Borrower securing the Subordinated Indebtedness shall in all respects be junior to the mortgage and security interest of the Bank, even if the Bank's security interest shall lapse through inadvertence or otherwise, of if financing statements or mortgages shall be filed or recorded in the incorrect order (in which event, the undersigned will execute such documents as shall be required by the Bank to confirm the Bank's senior security interest and mortgage as aforesaid until the Senior Indebtedness is paid in full.

     Signed and sealed this 29th day of September, 1999.

                                     KIRCHNER FAMILY NOMINEE TRUST

________________________________   By:/s/Henry A. Kirchner
Witness                               -------------------------
                                      Henry A. Kirchner, Trustee

________________________________   By:/s/Barbara J. Kirchner
Witness                               -------------------------
                                      Barbara J. Kirchner, Trustee

________________________________   By:/s/Henry A. Kirchner
Witness                               -------------------------
                                      Henry A. Kirchner

________________________________   By:/s/Barbara J. Kirchner
Witness                               -------------------------
                                      Barbara J. Kirchner


                                  THE HENRY A. KIRCHNER REVOCABLE
                                  TRUST

________________________________   By:/s/Henry A. Kirchner
Witness                               -------------------------
                                      Henry A. Kirchner, Trustee

________________________________   By:/s/Barbara J. Kirchner
Witness                               -------------------------
                                      Barbara J. Kirchner, Trustee


                                  THE BARBARA J. KIRCHNER
                                  REVOCABLE TRUST


________________________________   By:/s/Henry A. Kirchner
Witness                               -------------------------
                                      Henry A. Kirchner, Trustee

________________________________   By:/s/Barbara J. Kirchner
Witness                               -------------------------
                                      Barbara J. Kirchner, Trustee

     The Borrower above-named hereby acknowledges notice of the within and foregoing and agrees to be bound by all the terms, provisions and conditions thereof.



                               PITTSFIELD MOLD & TOOL, INC.



_________________________    By:/s/William A. Frey, III
Witness                         -------------------------
                                William A. Frey, III, President
                                and Treasurer